Exhibit 10.14

FIRST AMENDMENT

TO “VIDEO LOTTERY TERMINAL CONTRACT

by and between the

Division of Lotteries of the Rhode Island Department of Administration

and

Newport Grand Jai Alai, LLC

Dated November 23, 2005”

Dated January 25, 2006

FIRST AMENDMENT TO MASTER VIDEO LOTTERY

TERMINAL CONTRACT

This First Amendment to that certain Master Video Lottery Terminal Contract by and between the Division of Lotteries of the Rhode Island Department of Administration and Newport Grand Jai Alai, LLC Dated November 23, 2005 (“First Amendment”) is made this 25th day of January, 2006, by and between the Division of Lotteries of the Rhode Island Department of Administration (the “Division”), an agency of the State of Rhode Island with its principal address at 1425 Pontiac Avenue, Cranston, Rhode Island 02920, and Newport Grand, LLC (“Newport Grand”), a Rhode Island limited liability company with its principal office located at 150 Admiral Kalbfus Road, Newport, Rhode Island 02840.

WITNESSETH:

WHEREAS, the parties entered into a Master Video Lottery Terminal Contract on the 23rd day of November, 2005 (“Master Video Terminal Contract”);

WHEREAS, the parties wish to amend said Master Video Lottery Terminal Contract by deleting Section 6.1 thereof in its entirety.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises, covenants, obligations and conditions herein contained, the parties agree as follows:

1.           Section 6.1 of the Master Video Lottery Terminal Contract, which provides as set forth, below shall be deleted in its entirety:·

“6.       Project Labor Agreement.

6.1          Promptly following the Effective Date, Newport Grand, or a Newport Grand Business Affiliate, as applicable, shall execute a Project Labor Agreement (the “Project Labor Agreement”) for the construction of improvements to Newport Grand, subject to all applicable construction industry trade unions being parties thereto.”

2.          Except as provided in paragraph 1 hereof above, all terms, conditions and provisions of the Master Video Lottery Terminal Contract shall continue in full force and effect and be binding upon and inure to the benefit of the parties.

NEWPORT GRAND, L.L.C.	DIVISION OF LOTTERIES

By:	/s/ Diane S. Hurley	By:	/s/ Beverly E. Najarian
Name:	Diane S. Hurley	Name:	Beverly E. Najarian
Title:	Chief Executive Officer	Title:	Acting Director
Dated:	January 25, 2006	Dated:	January 25, 2006